UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2008

ASPEN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24786	04-2739697
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

200 Wheeler Road, Burlington MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 221-6400

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
 (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 14, 2008, we received a letter from The Nasdaq Stock Market advising us that the Nasdaq Listing Qualifications Panel (“Panel”) has determined to delist our shares from The Nasdaq Stock Market, and will suspend trading of those shares effective at the open of business on Tuesday, February 19, 2008.

As previously reported, the Panel determined on January 7, 2008 to continue the listing of our shares on The Nasdaq Stock Market, subject to certain conditions, including filing by January 18, 2008 our Form 10-K for the period ended June 30, 2007 and our Form 10-Q for the period ended September 30, 2007.  On January 28, 2008, the Panel granted our request for an extension to remain listed through February 8, 2008.

On February 12, 2008, we filed with the SEC a Form 12b-25 notification of late filing of our Form 10-Q for the period ended December 31, 2007.   We are working diligently to complete the preparation of our financial statements for the fiscal year ended June 30, 2007 and the quarters ended September 30, 2007 and December 31, 2007 so that we may become current in our SEC filings.

Following the delisting of our securities from The Nasdaq Stock Market, we expect that our common stock will be quoted on the Pink Sheets LLC electronic quotation service (“Pink Sheets”) beginning on February 19, 2008. We expect that the trading symbol of our common stock will be AZPN or AZPN.PK. Information about the Pink Sheets can be accessed via the Internet at www.pinksheets.com.

On February 14, 2008, we issued a press release announcing that we received the February 14, 2008 letter from The Nasdaq Stock Market described in this Current Report on Form 8-K.  The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press Release issued by Aspen Technology, Inc. on February 14, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: February 15, 2008	By:	/s/ Bradley T. Miller
Bradley T. Miller
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Aspen Technology, Inc. on February 14, 2008